All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                     STRUCTURAL AND COLLATERAL TERM SHEET

                          $1,610,777,600 (Approximate)          October 12, 1998
                      GS Mortgage Securities Corporation II
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1

Approximate Securities Structure:
--------------------------------
                                          Expected      Expected      Expected
                        Approximate        Credit       Weighted      Principal
          Expected     Face/Notional      Support       Average        Payment
Class      Rating       Amount (MM)      (% of UPB)     Life(a)       Window(a)
-----     --------     -------------     ----------     --------      ---------
Publicly Offered Classes
 X        AAA           $1,861.5(b)                       9.30       11/98-08/19
 A1       AAA              207.5           30.50%         5.01       11/98-08/07
 A2       AAA              436.0           30.50          9.49       08/07-06/08
 A3       AAA              650.2           30.50          8.95       11/98-08/08
 B        AA               102.4           25.00          9.80       08/08-08/08
 C        A(c)             102.4           19.50          9.84       08/08-09/08
 D        BBB(c)           107.0           13.75          9.89       09/08-09/08
 E        BBB-(c)           32.6           12.00          9.89       09/08-09/08
Privately Placed Classes(d)
--------------------------------------------------------------------------------
 F        BB               107.0            6.25
 G        B                 55.9            3.25
 H        B-                23.3            2.00
 J        UR                37.2           -
                        --------
     Total Securities:  $1,861.5
--------------------------------------------------------------------------------
(a) Calculated at 0% CPR, no balloon extension and Hyper-Amortization Loans pay in full on Anticipated Repayment Dates.
(b)  Notional amount on interest only class.
(c) Subject to a cap equal to the weighted average Net Mortgage rate, determined without regard to any modification of the mortgage loans, in effect from time to time on the mortgage loans
(d)  Not offered hereby.


Key Features:
------------
Lead Manager:                   Goldman, Sachs & Co.
Mortgage Loan Sellers:          Goldman Sachs Mortgage Company:
                                    GSMC Large Loans ($496MM)
                                    Archon Financial ($475MM)
                                    CPC ($300MM)
                                    Amresco Capital, L.P. ($589MM)
Master Servicer:                GMAC Commercial Mortgage
Special Servicer:               GMAC Commercial Mortgage
Trustee:                        LaSalle National Bank
Bond Type:                      Fixed
Launch:                         On or about October 21, 1998
Pricing:                        On or about October 23, 1998
Closing:                        On or about October 29, 1998
Cut-Off Date:                   Generally October 1, 1998
Distribution Date:              18th of each month, or following business day
                                (commencing November, 1998)
ERISA Eligible:                 Classes A1, A2, A3 and X are expected to be
                                ERISA eligible subject to certain conditions for
                                eligibility
Representations & Warranties:   Provided by applicable Mortgage Loan Sellers
Structure:                      Sequential pay
Day Count:                      30/360
Tax Treatment:                  REMIC
Rated Final Distribution Date:  TBD
Clean up Call:                  1.0%
Minimum Denominations:          Publicly Offered Classes except
                                Class X: $10,000 & $1
                                Class X: $1,000,000 Notional Amount & $1
Delivery:                       DTC for publicly traded certificates

================================================================================

Collateral Facts:
----------------
Initial Pool Balance:                                     $1,858,089,282
Number of Mortgage Loans:                                            322
Average Cut-Off Date Balance:                                 $5,770,464
Weighted Average Current Mortgage Rate(a):                        7.372%
Weighted Average U/W DSCR(b):                                      1.52x
Weighted Average Cut-Off Date LTV Ratio:                           68.8%
Weighted Average Remaining Term to Maturity(c):               126 months
Weighted Average Remaining Amortization Term:                 310 months
Weighted Average Seasoning:                                     4 months
Balloon Loans as % of Total:                                       64.3%
Ten Largest Loans as % of Total:                                   35.3%
------------------------------------------------------------------------
(a)  Gross Coupon.
(b) U/W DSCR is the ratio of Underwritten NCF over the annualized debt service payments.
(c)  Anticipated   Repayment  Date  for  loans  with   Hyper-Amortization.   All
     information presented herein with respect to Hyper-Amortization Loans assumes that they mature on their respective Anticipated Repayment Dates.

                                Ten Largest Loans

                            Balance   % by    Wtd. Avg.
          Loan               ($MM)     UPB      DSCR            Prop. Type
          ----              -------   ----    ---------         ----------
Americold Pool               147.6     7.9%     1.94x     Industrial
AIMCO Multifamily Pool       109.1     5.9      1.39      Multifamily
EPT Pool                     104.7     5.6      2.06      Megaplex Movie Theater
Skyline City Pool             87.4     4.7      1.40      Office
Washington Monarch Hotel      47.0     2.5      1.70      Lodging
Holiday Inn Pool              44.0     2.4      1.26      Lodging
First Place Tower             32.9     1.8      1.40      Office
Four Winds                    31.4     1.7      2.66      Healthcare
Factory Stores at Hershey     25.6     1.4      1.32      Retail
TLS Pool A (a)                25.4     1.4      1.30      Retail/Multifamily
                             -----    -----     -----
      Total/Weighted Average 655.2    35.3%     1.68x
--------------------------------------------------------------------------------
(a) There is a second related $22.5MM loan pool (TLS Pool B) which is not crossed with TLS Pool A.


Selected Loan Data:
------------------
                                               Cut-Off Date Balance
                  Number of                   (as of Oct 1, 1998)(a)
 Geographic       Mortgaged       ----------------------------------------------
Distribution      Properties        (MM)        % by Balance      Wtd. Avg. DSCR
------------      ----------        ----        ------------      --------------
 California           41          $  294.2          15.8%             1.51x
 New York             30             163.4           8.8              1.59
 Texas                48             157.6           8.5              1.65
 Virginia             22             128.0           6.9              1.39
 Ohio                 19              98.3           5.3              1.46
 Other               261           1,016.6          54.7              1.53
                     ---          --------         ------             -----
     Total/Wtd. Avg. 421          $1,858.1         100.0%             1.53x
--------------------------------------------------------------------------------

                                               Cut-Off Date Balance
                  Number of                   (as of Oct 1, 1998)(a)
                  Mortgaged       ----------------------------------------------
Property Type     Properties        (MM)        % by Balance      Wtd. Avg. DSCR
-------------     ----------        ----        ------------      --------------
Retail               117          $  448.6          24.1%             1.36x
Lodging               73             308.4          16.7              1.55
Office                52             301.1          16.2              1.41
Multifamily           72             294.1          15.8              1.39
Industrial            56             244.1          13.1              1.72
Movie Theatre          8             104.7           5.6              2.06
Healthcare            11              93.6           5.0              2.04
Other                 32              63.5           3.5              1.53
                     ---          --------         ------             -----
     Total/Wtd. Avg. 421          $1,858.1         100.0%             1.53x
--------------------------------------------------------------------------------
(a)  Column totals may not add due to rounding.


Prepayment Provisions (as of Cut-Off Date):
------------------------------------------
    Prepayment
   Restrictions              Loan Group 1         Loan Group 2         Aggregate
   ------------              ------------         ------------         ---------
Lockout/Defeasance              74.7%                58.7%               69.1%
Greater of YM or 1%             22.9                 29.0                25.0
Lockout                          2.4                 12.3                 5.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Mortgage Pool Overview
--------------------------------------------------------------------------------

          Collateral Facts           Loan Group 1   Loan Group 2    Aggregate
          ----------------           ------------   ------------    ---------
Initial Pool Balance: (a)           $1,207,865,664  $650,223,618  $1,858,089,282
Number of Mortgage Loans: (a)                  186           137             322
Average Cut-Off Date Balance:           $6,493,901    $4,746,158      $5,770,464
Weighted Average Current Mortgage
  Rate:                                     7.340%        7.433%          7.372%
Weighted Average U/W DSCR:                   1.59x         1.42x           1.53x
Weighted Average Cut-off Date LTV
  Ratio:                                     66.3%         72.1%           68.3%
Weighted Average Remaining Term to
  Maturity:                             132 Months    115 Months      126 Months
Weighted Average Remaining
  Amortization Term:                    298 Months    334 Months      310 Months
Weighted Average Seasoning:               4 Months      4 Months        4 Months
Balloon Loans as % of Total:                 48.1%         94.5%           64.3%
Five Largest Loans as % of Total:            34.5%         28.5%           26.5%
--------------------------------------------------------------------------------
a) AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM). Amounts subject to chage.


--------------
Top Five Loans
--------------

Loan Group One
--------------
                            Balance                  Wtd. Avg.
     Property Name           (MM)       % By UPB       DSCR        Property Type
     -------------          -------     --------     ---------     -------------
Americold Pool              $147.6       12.2%         1.94x        Industrial
EPT Pool                     104.7        8.7          2.06         Theatre
Skyline City Pool             87.4        7.2          1.36         Office
Washington Monarch Hotel      43.6        3.6          1.70         Lodging
First Place Tower             32.9        2.7          1.40         Office
--------------------------------------------------------------------------------

Loan Group Two
--------------
                            Balance                  Wtd. Avg.
     Property Name           (MM)       % By UPB       DSCR        Property Type
     -------------          -------     --------     ---------     -------------
AIMCO MF Pool(a)             $79.8       12.3%         1.39         Multifamily
Holiday Inn Pool              44.0        6.7          1.25         Lodging
Factory Stores at Hershey     25.6        3.9          1.32         Retail
The Original Outlet Mall      21.5        3.3          1.54         Retail
761 7th Ave.                  14.5        2.2          1.35         Retail
--------------------------------------------------------------------------------
(a) AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)


---------------
Top Five States
---------------

Loan Group One
--------------
                    Number of
 Geographic          Mortgage                                          Wtd. Avg.
Distribution        Properties       Balance (MM)       % By UPB         DSCR
------------        ----------       ------------       --------       ---------
 California             18              $164.1           13.6%           1.61x
 Virginia               19               118.3            9.8            1.39
 New York               21               109.5            9.1            1.71
 Texas                  26               101.4            8.4            1.74
 Washington             10                68.1            5.6            1.66
--------------------------------------------------------------------------------

Loan Group Two
--------------
                    Number of
 Geographic          Mortgage                                          Wtd. Avg.
Distribution        Properties       Balance (MM)       % By UPB         DSCR
------------        ----------       ------------       --------       ---------
 California             23               130.1           20.0%           1.37x
 Ohio                   10                60.7            9.3            1.29
 Texas                  22                56.2            8.6            1.49
 New York                9                53.9            8.3            1.34
 Maryland                4                35.7            5.5            1.48
--------------------------------------------------------------------------------

Aggregate
---------
                    Number of
 Geographic          Mortgage                                          Wtd. Avg.
Distribution        Properties       Balance (MM)       % By UPB         DSCR
------------        ----------       ------------       --------       ---------
 California             41              $294.2           15.8%           1.51x
 Ohio                   30               163.4            8.8            1.59
 Texas                  48               157.6            8.5            1.65
 New York               22               128.0            6.9            1.39
 Florida                19                98.3            5.3            1.46
--------------------------------------------------------------------------------

---------------------------
  Top Five Property Types
---------------------------

Loan Group One
--------------
                    Number of
  Property           Mortgage                                          Wtd. Avg.
    Type            Properties       Balance (MM)       % By UPB         DSCR
 ----------         ----------       ------------       --------       ---------
Lodging                 65              $251.0           20.8%           1.61x
Retail                  67               224.9           18.6            1.27
Office                  29               215.1           17.8            1.37
Industrial              42               207.7           17.2            1.77
Movie Theatre            8               104.7            8.7            2.06
--------------------------------------------------------------------------------

Loan Group Two
--------------
                    Number of
  Property           Mortgage                                          Wtd. Avg.
    Type            Properties       Balance (MM)       % By UPB         DSCR
 ----------         ----------       ------------       --------       ---------
Multifamily             60              $235.2           36.2%           1.41x
Retail                  50               223.7           34.4            1.44
Office                  23                86.0           13.2            1.50
Lodging                  8                57.4            8.8            1.26
Industrial              14                36.4            5.6            1.45
--------------------------------------------------------------------------------

Aggregate
---------
                    Number of
  Property           Mortgage                                          Wtd. Avg.
    Type            Properties       Balance (MM)       % By UPB         DSCR
 ----------         ----------       ------------       --------       ---------
Retail                 117              $448.6           24.1%           1.36x
Lodging                 73               308.4           16.6            1.55
Office                  52               301.1           16.2            1.41
Multifamily             72               294.1           15.8            1.39
Industrial              56               244.1           13.1            1.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

*    The Mortgage Pool will be comprised of two Loan Groups:


     -- Available principal from Group 1 will be allocated sequentially to A1, A2, A3, B, C, D, E, F, G, H, J

     -- Available principal from Group 2 will be allocated sequentially to A3, A1, A2, B, C, D, E, F, G, H, J Certificates


* Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1, A2, and A3 Certificates each month.


* Each class will be subordinate to the Class A1, A2, A3, and X and to each class with an earlier alphabetic designation than such class. Each of the Class A1, A2, A3, and X certificates will be of equal priority.


*    All classes will pay interest on a 30/360 basis.


* Principal Losses will be allocated in reverse alphabetical order to J, H, G, F, E, D, C, B, and then to Class A1, A2, and A3 pro rata.


* Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes other than to the class X among the outstanding certificates.

--------------------------------------------------------------------------------
                       ALLOCATION OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

Allocation of Prepayment Premiums for each Loan Group
-----------------------------------------------------

Prepayment premiums will be allocated between the Certificates then entitled to principal distributions and the Class X Certificates as follows:

     * A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

               ------------------------------------------------------------
                   Prepayment          (Pass-Through Rate - Discount Rate)
               Premium Allocation  =  -------------------------------------
                   Percentage            (Mortgage Rate - Discount Rate)
               ------------------------------------------------------------

     * The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates

     * In general, this formula provides for an increase in the allocation of prepayment premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

Allocation of Prepayment Premiums Example
-----------------------------------------

Discount Rate Fraction Methodology:
     Mortgage Rate                      =  8%
     Bond Class Rate                    =  6%
     Treasury Rate                      =  5%

     Bond Class Allocation            Class X Allocation
     ---------------------            ------------------
      6% - 5%
      -------  = 33 1/3%        Receives excess premiums = 66 2/3% thereof
      8% - 5%

--------------------------------------------------------------------------------
                              PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

*    Aggregate Pool
-------------------------------------------------------------------------------------------------------------------------------
                                           Prepayment Lock-Out/ Premium Analysis(a)
                        Percentage of Mortgage Pool by Prepayment Restriction Assuming No Prepayment(b)
-------------------------------------------------------------------------------------------------------------------------------
   Prepayment      October   October   October   October   October   October   October   October   October   October   October
  Restrictions      1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008
  ------------     -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Locked Out           99.42%    99.42%    84.87%    24.74%     8.00%     7.42%     7.01%     6.58%     6.09%     0.06%     0.00%
Defeasance            0.00      0.00     13.53     68.63     68.64     68.80     69.38     69.44     69.64     66.12     71.54
Yield Maintenance     0.58      0.58      1.60      6.63     23.37     23.78     23.29     23.97     24.14     18.31     28.46
Subtotal            100.00%   100.00%   100.00%   100.00%   100.00%   100.00%    99.68%   100.00%    99.87%    84.49%   100.00%

Open                  0.00      0.00      0.00      0.00      0.00      0.00      0.32      0.00      0.12     15.51      0.00
Totals(b)           100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)         1,858.09  1,835.99  1,812.52  1,786.90  1,759.30  1,729.57  1,680.30   1630.92  1,594.31  1,543.96    138.00
% of UPB            100.00%    98.81%    97.55%    96.17%    94.68%    93.08%    90.43%    87.77%    85.80%    83.09%     7.43%
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
   Prepayment      October   October   October   October   October   October   October   October   October   October
  Restrictions      2009      2010      2011      2012      2013      2014      2015      2016      2017      2018
  ------------     -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Locked Out            0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Defeasance           71.51     72.98     73.07     76.98     79.67     80.18     81.07     82.61     85.91     75.83
Yield Maintenance    28.49     27.02     26.93     18.92     20.33     19.82     18.58     17.39      3.95      0.00
Subtotal            100.00%   100.00%   100.00%    95.90%   100.00%   100.00%    99.65%   100.00%    89.86%    75.83%

Open                  0.00      0.00      0.00      4.10      0.00      0.00      0.34      0.00     10.14     24.17
Totals(b)           100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)           129.39    117.67    107.90     92.59     56.44     46.47     35.73     24.25     12.23      1.52
% of UPB              6.96%     6.33%     5.81%     4.98%     3.04%     2.50%     1.92%     1.31%     0.66%     0.08%
---------------------------------------------------------------------------------------------------------------------

(a)  Totals may not equal due to rounding.
(b)  Table calculated using modeling  assumptions and assuming no prepayments of principal.

*    Loan Group 1
-------------------------------------------------------------------------------------------------------------------------------
   Prepayment      October   October   October   October   October   October   October   October   October   October   October
  Restrictions      1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008
  ------------     -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Locked Out           99.10%    99.11%    76.69%    19.62%     4.81%     4.12%     3.88%     3.15%     2.62%     0.10%     0.00%
Defeasance            0.00      0.00     20.85     74.16     74.16     74.40     75.38     75.77     75.82     74.59     71.54
Yield Maintenance     0.90      0.89      2.46      6.22     21.04     21.48     20.24     21.09     21.37     17.94     28.46
Subtotal            100.00%   100.00%   100.00%   100.00%   100.00%   100.00%    99.50%   100.00%    99.81%    92.63%   100.00%

Open                  0.00      0.00      0.00      0.00      0.00      0.00      0.50      0.00      0.19      7.38      0.00
Totals(b)           100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)         1,207.87  1,192.43  1,176.02  1,158.14  1,138.88  1,118.14  1,078.45  1,049.39  1,023.89    985.53    138.00
 % of UPB           100.00%    98.72%    97.36%    95.88%    94.29%    92.57%    89.29%    86.88%    84.77%    81.59%    11.43%
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
   Prepayment      October   October   October   October   October   October   October   October   October   October
  Restrictions      2009      2010      2011      2012      2013      2014      2015      2016      2017      2018
  ------------     -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Locked Out            0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Defeasance           71.51     72.98     73.07     76.98     79.67     80.18     81.07     82.61     85.91     75.83
Yield Maintenance    28.49     27.02     26.93     18.92     20.33     19.82     18.58     17.39      3.95      0.00
Subtotal            100.00%   100.00%   100.00%    95.90%   100.00%   100.00%    99.65%   100.00%    89.86%    75.83%

Open                  0.00      0.00      0.00      4.10      0.00      0.00      0.34      0.00     10.14     24.17
Totals(b)           100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)           129.39    117.67    107.90     92.59     56.44     46.47     35.73     24.25     12.23      1.52
% of UPB             10.71%     9.74%     8.93%     7.67%     4.67%     3.85%     2.96%     2.01%     1.01%     0.13%
----------------------------------------------------------------------------------------------------------------------

*    Loan Group 2
-------------------------------------------------------------------------------------------------------------------------------
   Prepayment      October   October   October   October   October   October   October   October   October   October   October
  Restrictions      1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008
  ------------     -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Locked Out          100.00%   100.00%   100.00%    34.18%    13.85%    13.45%    12.61%    12.79%    12.32%     0.00%     0.00%
Defeasance            0.00      0.00      0.00     58.44     58.50     58.57     58.64     58.03     58.55     51.18      0.00
Yield Maintenance     0.00      0.00      0.00      7.38     27.65     27.98     28.75     29.19     29.13     18.96      0.00
Subtotal            100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%    70.14      0.00

Open                  0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     29.86      0.00
Totals(b)           100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%     0.00%
UPB ($MM)           650.22    643.56    636.50    628.76    620.42    611.43    601.85    581.53    570.42    558.44      0.00
% of UPB            100.00%    98.98%    97.89%    96.70%    95.42%    94.03%    92.56%    89.44%    87.73%    85.89%     0.00%
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         AVERAGE LIFE TABLE ( in years)
           (Prepayments Locked Out through Lock Out period, Defeasance and Yield Maintenance period, then run at the indicated CPRs)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Prepayment Assumptions (CPR)

          0 CPR          25 CPR          50 CPR          75 CPR          100 CPR
          -----          ------          ------          ------          -------
X          9.30           9.28            9.25            9.22             9.05
A1         5.01           5.00            4.99            4.98             4.93
A2         9.49           9.46            9.43            9.39             9.18
A3         8.95           8.91            8.87            8.81             8.58
B          9.80           9.80            9.79            9.75             9.61
C          9.84           9.82            9.80            9.80             9.68
D          9.89           9.89            9.89            9.86             9.72
E          9.89           9.89            9.89            9.89             9.72
F         10.22          10.21           10.21           10.20            10.15
G         14.00          13.98           13.95           13.91            13.73
H         15.78          15.78           15.78           15.78            15.76
J         18.49          18.49           18.48           18.48            18.44
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION OF CUT-OFF DATE BALANCE(a)
                                                              AGGREGATE
------------------------------------------------------------------------------------------------------------------------------------
                                                          Percentage                    Weighted                Weighted
                                                             of                         Average      Weighted    Average
                                                          Aggregate      Average      Current Debt   Average    Remaining   Weighted
                             Number of      Current        Current       Current        Service      Mortgage    Term to    Average
     Range of Current        Mortgage      Principal      Principal     Principal       Coverage     Interest   Maturity    Current
    Principal Balances         Loans        Balance        Balance       Balance         Ratio         Rate       (mos)       LTV
    ------------------       ---------     ---------      ----------    ---------     ------------   --------   ---------   --------
$   500,000  -     999,999       13      $    9,892,085       0.5%     $    760,930      1.60x       7.3840%      144.0      70.8 %
  1,000,000  -   2,999,999      155         300,736,093      16.2         1,940,233      1.45        7.4357       142.9      71.5
  3,000,000  -   4,999,999       78         302,389,345      16.3         3,876,786      1.41        7.2928       133.4      72.0
  5,000,000  -   6,999,999       25         146,954,949       7.9         5,878,198      1.42        7.3049       125.9      72.7
  7,000,000  -   8,999,999       11          88,412,654       4.8         8,037,514      1.48        7.4632       115.5      73.0
  9,000,000  -  10,999,999       12         118,851,166       6.4         9,904,264      1.53        7.4691       123.0      70.7
 11,000,000  -  12,999,999        7          86,194,083       4.6        12,313,440      1.42        7.1235       133.5      72.5
 13,000,000  -  14,999,999        4          55,424,358       3.0        13,856,089      1.35        7.4428       118.5      71.5
 15,000,000  -  16,999,999        1          15,000,000       0.8        15,000,000      1.45        6.9100       112.0      52.3
 17,000,000  -  18,999,999        3          53,603,196       2.9        17,867,732      1.36        7.6737       100.2      73.7
 19,000,000  -  20,999,999        2          40,616,323       2.2        20,308,162      1.60        7.9566       170.2      57.4
 21,000,000  -  22,999,999        3          64,585,549       3.5        21,528,516      1.87        8.1425       118.7      75.6
 23,000,000  -  24,999,999        1          24,447,349       1.3        24,447,349      1.51        7.3200       118.0      71.3
 25,000,000  -  49,999,999        3         102,062,514       5.5        34,020,838      1.51        7.0781       118.5      61.8
 50,000,000  -  99,999,999        1          87,423,946       4.7        87,423,946      1.36        7.0490       118.0      71.3
100,000,000  - 147,597,677        3         361,495,671      19.5       120,498,557      1.81        7.3436       114.4      58.1
                                ---      --------------     ------     ------------      -----       ------       -----      ------
Total                           322      $1,858,089,282     100.0%     $  5,770,464      1.52x       7.372%       126.1      68.38%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION OF CUT-OFF DATE BALANCES
                                                           LOAN GROUP ONE
------------------------------------------------------------------------------------------------------------------------------------
                                                          Percentage                                            Weighted
                                                             of                       Debt Service   Weighted    Average
                                                          Aggregate      Current        Coverage     Average    Remaining   Weighted
                             Number of      Current        Current      Principal        Ratio       Mortgage     Term      Average
     Range of Current        Mortgage      Principal      Principal      Balance        Weighted     Interest      to       Current
    Principal Balances         Loans        Balance        Balance       Average        Average        Rate     Maturity      LTV
    ------------------       ---------     ---------      ----------    ---------     ------------   --------   ---------   --------
$   500,000 -     999,999         5      $    4,334,893       0.4%     $    866,979      1.67x       7.5868%      179.2      67.0%
  1,000,000 -   2,999,999        95         184,880,106      15.3         1,946,106      1.46        7.4933       159.8      70.9
  3,000,000 -   4,999,999        42         160,283,660      13.3         3,816,278      1.40        7.3887       149.0      70.8
  5,000,000 -   6,999,999        11          68,007,124       5.6         6,182,466      1.37        7.2320       137.6      71.7
  7,000,000 -   8,999,999         7          55,385,153       4.6         7,912,165      1.43        7.6225       115.7      74.5
  9,000,000 -  10,999,999         6          59,376,356       4.9         9,896,059      1.67        7.7612       136.8      66.7
 11,000,000 -  12,999,999         5          61,589,657       5.1        12,317,931      1.44        7.2296       139.8      71.1
 13,000,000 -  14,999,999         1          13,468,954       1.1        13,468,954      1.45        7.2900       118.0      62.4
 15,000,000 -  16,999,999         1          15,000,000       1.2        15,000,000      1.45        6.9100       112.0      52.3
 17,000,000 -  18,999,999         3          53,603,196       4.4        17,867,732      1.36        7.6737       100.2      73.7
 19,000,000 -  20,999,999         2          40,616,323       3.4        20,308,162      1.60        7.9566       170.2      57.4
 21,000,000 -  22,999,999         1          21,308,138       1.8        21,308,138      2.85        9.4700       117.0      61.8
 23,000,000 -  24,999,999         1          24,447,349       2.0        24,447,349      1.51        7.3200       118.0      71.3
 25,000,000 -  49,999,999         3         105,794,740       8.8        35,264,913      1.52        7.3966       116.3      56.0
 50,000,000 -  99,999,999         1          87,423,946       7.2        87,423,946      1.36        7.0490       118.0      71.3
100,000,000 - 147,597,677         2         252,346,069      20.9       126,173,035      1.99        6.8434       115.8      58.8
                                ---      --------------     ------     ------------      -----       -------      -----      -----
Total                           186      $1,207,865,664     100.0%     $  6,493,901      1.57x       7.3397%      132.0      66.7%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION OF CUT-OFF DATE BALANCES
                                                           LOAN GROUP TWO
------------------------------------------------------------------------------------------------------------------------------------
                                                          Percentage                                            Weighted
                                                             of                       Debt Service   Weighted    Average
                                                          Aggregate      Current        Coverage     Average    Remaining   Weighted
                             Number of      Current        Current      Principal        Ratio       Mortgage     Term      Average
     Range of Current        Mortgage      Principal      Principal      Balance        Weighted     Interest      to       Current
    Principal Balances         Loans        Balance        Balance       Average        Average        Rate     Maturity      LTV
    ------------------       ---------     ---------      ----------    ---------     ------------   --------   ---------   --------
$  500,000 -    999,999           8      $    5,557,192       0.9%     $    694,649      1.54x       7.2258%      116.5      73.8%
 1,000,000 -  2,999,999          60         115,855,987      17.8         1,930,933      1.43        7.3437       115.9      72.4
 2,000,000 -  4,999,999          36         142,105,685      21.9         3,947,380      1.43        7.1846       115.8      73.3
 5,000,000 -  6,999,999          14          78,947,826      12.1         5,639,130      1.46        7.3677       115.7      73.4
 7,000,000 -  8,999,999           4          33,027,502       5.1         8,256,875      1.57        7.1961       115.2      70.5
 9,000,000 - 10,999,999           6          59,474,810       9.2         9,912,468      1.40        7.1775       109.2      74.7
11,000,000 - 12,999,999           2          24,604,425       3.8        12,302,213      1.37        6.8577       117.4      75.7
13,000,000 - 14,999,999           3          41,955,404       6.5        13,985,135      1.31        7.4918       118.7      74.4
21,000,000 - 22,999,999           2          43,277,411       6.7        21,638,705      1.39        7.4889       119.5      82.4
25,000,000 - 49,999,999           1          25,580,579       3.9        25,580,579      1.32        7.3900       119.0      79.9
50,000,000 - 99,999,999           1          79,836,798      12.3        79,836,798      1.39        8.5000       111.0      56.7
                                ---        ------------     ------     ------------      -----       -------      -----      -----
Total                           137         650,223,618     100.0%     $  4,746,158      1.42x       7.4328%      115.2      72.7%
------------------------------------------------------------------------------------------------------------------------------------

AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)

------------------------------------------------------------------------------------------------------------------------------------
                                             GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE(a)
                                                              AGGREGATE
------------------------------------------------------------------------------------------------------------------------------------
                                                          Percentage                    Weighted                Weighted
                                                             of                         Average      Weighted    Average
                                                          Aggregate      Average      Current Debt   Average    Remaining   Weighted
                            Number of       Current        Current       Current        Service      Mortgage    Term to    Average
                             Mortgage      Principal      Principal     Principal       Coverage     Interest   Maturity    Current
       State                Properties      Balance        Balance       Balance         Ratio         Rate       (mos)       LTV
       -----                ----------     ---------      ----------    ---------     ------------   --------   ---------   --------
California                      41       $  294,180,915      15.8%     $  7,175,144      1.51x        7.527%      116.4      67.5%
New York                        30          163,395,177       8.8         5,446,506      1.59         7.712       119.7      67.4
Texas                           48          157,647,067       8.5         3,284,314      1.65         7.212       134.2      70.1
Virginia                        22          127,969,209       6.9         5,816,782      1.39         7.199       125.0      72.3
Ohio                            19           98,304,399       5.3         5,173,916      1.46         7.580       117.9      71.4
Washington                      13           83,788,247       4.5         6,445,250      1.63         7.188       116.5      64.3
Florida                         25           67,733,797       3.6         2,709,352      1.41         7.387       130.6      74.2
Oregon                           8           62,941,850       3.4         7,867,731      1.68         7.208       116.3      62.8
Maryland                        14           58,683,810       3.2         4,191,701      1.45         7.431       125.8      68.3
Michigan                         9           52,149,850       2.8         5,794,428      1.42         7.637       158.0      70.1
Pennsylvania                     5           50,654,823       2.7        10,130,965      1.55         7.229       125.1      71.1
District of Columbia             2           48,887,613       2.6        24,443,807      1.66         6.774       119.9      45.8
Tennessee                       12           44,497,695       2.4         3,708,141      1.45         7.282       142.8      72.4
Wisconsin                        4           40,135,242       2.2        10,033,810      1.67         6.928       117.8      71.4
Oklahoma                         3           39,820,432       2.1        13,273,477      1.38         7.225       115.4      74.5
Puerto Rico                      2           38,377,755       2.1        19,188,878      1.62         7.893       113.9      66.9
New Mexico                      23           37,246,054       2.0         1,619,394      1.52         7.541       117.1      72.2
Massachusetts                   13           35,149,023       1.9         2,703,771      1.55         7.116       114.9      67.0
Georgia                         10           34,245,325       1.8         3,424,533      1.55         7.338       158.9      70.3
Louisiana                        9           33,964,040       1.8         3,773,782      1.46         7.331       141.0      73.6
Connecticut                     11           28,850,440       1.6         2,622,767      1.54         7.279       114.3      63.6
Illinois                         7           25,801,584       1.4         3,685,941      1.57         7.083       133.6      66.9
Arizona                          6           22,131,829       1.2         3,688,638      1.36         7.680       120.9      65.9
Kentucky                         9           20,300,455       1.1         2,255,606      1.45         7.517       212.9      72.4
Minnesota                        9           20,025,695       1.1         2,225,077      1.46         7.278       114.5      72.2
Idaho                            3           19,319,783       1.0         6,439,928      1.85         6.942       114.8      59.5
Colorado                         8           19,069,730       1.0         2,383,716      1.50         7.116       110.3      71.6
Arkansas                         5           15,919,238       0.9         3,183,848      1.42         7.631       124.2      68.7
Indiana                          4           14,654,090       0.8         3,663,523      1.44         8.139       143.5      62.4
Missouri                         2           13,463,766       0.7         6,731,883      1.95         6.901       135.1      62.7
Nebraska                         7           12,777,182       0.7         1,825,312      1.37         7.644       170.4      65.2
Utah                             4           11,606,330       0.6         2,901,582      1.79         7.159       115.2      60.0
South Carolina                   4           10,090,706       0.5         2,522,677      1.44         7.372       209.3      72.7
New Hampshire                    2            8,082,073       0.4         4,041,036      1.26         6.352       239.4      71.5
Iowa                             3            7,384,419       0.4         2,461,473      1.77         7.089       115.3      61.1
Nevada                           3            6,919,163       0.4         2,306,388      1.46         7.281       118.4      61.6
Alabama                          9            5,949,607       0.3           661,067      1.61         7.745       154.7      62.9
Rhode Island                     3            5,765,973       0.3         1,921,991      1.46         7.153       117.7      75.1
Vermont                          1            5,161,627       0.3         5,161,627      1.32         7.050       113.0      78.6
Kansas                           2            3,978,438       0.2         1,989,219      1.40         7.578       114.7      64.7
Mississippi                      3            3,334,171       0.2         1,111,390      1.38         7.215       115.4      74.3
West Virginia                    1            2,290,025       0.1         2,290,025      1.35         7.060       114.0      76.3
North Carolina                   1            2,094,922       0.1         2,094,922      1.50         7.760       118.0      67.6
New Jersey                       1            1,998,409       0.1         1,998,409      1.32         7.150       119.0      64.5
Delaware                         1            1,347,306       0.1         1,347,306      1.69         7.710       118.0      72.8
                               ---       --------------     ------       ----------      -----        ------      -----      -----
Total                          421       $1,858,089,282     100.0%     $  4,413,514      1.52x        7.372%      126.1      68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not sum due to rounding. Information in this table is presented on the mortgaged property level based on allocated loan amounts and therefore may differ from information presented on the mortgage loan level.

--------------------------------------------------------------------------------
                 GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
                                    AGGREGATE
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

[Map of the United States indicating:

WA   4.51%
OR   3.39%
CA  15.83%
ID   1.045
NV   0.37%
AZ   1.19%
UT   0.62%
CO   1.03%
NM   2.00%
NE   0.69%
KS   0.21%
OK   2.14%
TX   8.48%
MN   1.08%
IA   0.40%
MO   0.72%
AR   0.86%
LA   1.83%
WI   2.16%
IL   1.39%
MS   0.18%
MI   2.81%
IN   0.79%
KY   1.09%
TN   2.395
AL   0.32%
OH   5.29%
GA   1.84%
FL   3.65%
VT   0.28%
NY   8.79%
PA   2.73%
WV   0.12%
VA   6.89%
NC   0.11%
SC   0.54%
PR   2.07%
NH   0.43%
MA   1.89%
RI   0.31%
CT   1.55%
NJ   0.11%
DE   0.07%
MD   3.16%
DC   2.63%]


                               [GRAPHIC OMITTE
[Pie Chart indicating:

other     46.56%
CA        15.83%
NY         8.79%
TX         8.48%
VA         6.89%
OH         5.29%
WA         4.51%
FL         3.65%]

Totals may not sum due to rounding.

--------------------------------------------------------------------------------
              PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE BALANCE(a)
                                    AGGREGATE
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]

[Pie Chart indicating:

Retail         24.1%
Lodging        16.7%
Office         16.2%
Multifamily    15.8%
Industrial     13.1%
Movie Theatre   5.6%
Healthcare      5.0%
Other           3.5%]


                                                          Percentage                                            Weighted
                                                             of                       Debt Service   Weighted    Average
                                                          Aggregate      Current        Coverage     Average    Remaining   Weighted
                            Number of       Current        Current      Principal        Ratio       Mortgage     Term      Average
                             Mortgage      Principal      Principal      Balance        Weighted     Interest      to       Current
Property Type               Properties      Balance        Balance       Average        Average        Rate     Maturity      LTV
-------------               ----------     ---------      ----------    ---------     ------------   --------   ---------   --------
Retail                          117      $  448,570,520      24.1%     $  3,833,936      1.36x        7.357%      132.8      74.1%
Lodging                          73         308,373,239      16.7         4,224,291      1.55         7.498       139.9      66.9
Office                           52         301,143,993      16.2         5,791,231      1.41         7.219       114.7      71.7
Multifamily                      72         294,077,744      15.8         4,084,413      1.39         7.610       120.4      69.5
Industrial                       56         244,082,727      13.1         4,358,620      1.72         7.068       127.9      61.2
Movie Theatre                     8         104,748,392       5.6        13,093,549      2.06         6.772       117.0      61.7
Healthcare                       11          93,602,144       5.0         8,509,286      2.04         8.374       116.2      60.2
Other                            32          63,490,523       3.5         1,984,079      1.53         7.178       115.7      63.5
-----                           ---      --------------     ------     ------------      -----        ------      -----      -----
Total                           421      $1,858,089,282     100.0%     $  4,413,514      1.52x        7.372%      126.1      68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not sum due to rounding.


                         DISTRIBUTION OF PROPERTY TYPES
                                 LOAN GROUP ONE
--------------------------------------------------------------------------------
                                                          Percentage                                            Weighted
                                                             of                       Debt Service   Weighted    Average
                                                          Aggregate      Current        Coverage     Average    Remaining   Weighted
                            Number of       Current        Current      Principal        Ratio       Mortgage     Term      Average
                             Mortgage      Principal      Principal      Balance        Weighted     Interest      to       Current
Property Type               Properties      Balance        Balance       Average        Average        Rate     Maturity      LTV
-------------               ----------     ---------      ----------    ---------     ------------   --------   ---------   --------
Lodging                         65       $  250,981,133      20.8%     $  3,861,248      1.61x       7.3854%      144.9      64.6%
Retail                          67          224,908,374      18.6         3,356,841      1.27        7.4570       148.7      73.8
Office                          29          215,115,878      17.8         7,417,789      1.37        7.1996       116.0      72.5
Industrial                      42          207,659,656      17.2         4,944,278      1.77        7.0210       130.1      59.5
Movie Theatre                    8          104,748,392       8.7        13,093,549      2.06        6.7720       117.0      61.7
Healthcare                      10           91,087,010       7.5         9,108,701      2.06        8.3874       116.2      60.4
Multifamily                     12           58,835,141       4.9         4,902,928      1.35        7.9323       144.7      66.4
Other                           26           54,530,079       4.5         2,097,311      1.58        7.1136       115.9      62.2
                               ---       --------------     ------     ------------      -----       -------      -----      -----
Total/Weighted Average         259       $1,207,865,664     100.0%     $  4,663,574      1.57x       7.3397%      132.0      66.7%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION OF PROPERTY TYPES
                                                           LOAN GROUP TWO
------------------------------------------------------------------------------------------------------------------------------------
                                                          Percentage                                            Weighted
                                                             of                       Debt Service   Weighted    Average
                                                          Aggregate      Current        Coverage     Average    Remaining   Weighted
                            Number of       Current        Current      Principal        Ratio       Mortgage     Term      Average
                             Mortgage      Principal      Principal      Balance        Weighted     Interest      to       Current
Property Type               Properties      Balance        Balance       Average        Average        Rate     Maturity      LTV
-------------               ----------     ---------      ----------    ---------     ------------   --------   ---------   --------
 Multifamily                    60       $  235,242,603      36.2%     $  3,920,710      1.41x       7.5297       114.4      70.3%
 Retail                         50          223,662,146      34.4         4,473,243      1.44        7.2568       116.9      74.4
 Office                         23           86,028,115      13.2         3,740,353      1.50        7.2660       111.3      69.6
 Lodging                         8           57,392,106       8.8         7,174,013      1.26        7.9901       118.1      76.8
 Industrial                     14           36,423,071       5.6         2,601,648      1.45        7.3388       115.4      70.9
 Other                           6            8,960,443       1.4         1,493,407      1.22        7.5669       114.5      71.7
 Healthcare                      1            2,515,134       0.4         2,515,134      1.38        7.8800       118.0      50.3
                               ---       --------------     ------     ------------      -----       -------      -----      -----
Total/Weighted Average         162       $  650,223,618     100.0%     $  4,013,726      1.42x       7.4328%      115.2      72.7%
------------------------------------------------------------------------------------------------------------------------------------

AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)

------------------------------------------------------------------------------------------------------------------------------------
                                                   DEBT SERVICE COVERAGE RATIO(a)
                                                              AGGREGATE
------------------------------------------------------------------------------------------------------------------------------------
*    Weighted Average Current Debt Service Coverage Ratio:  1.53x
*    95.7% of the Portfolio has Debt Service Coverage Ratio greater than or equal to 1.20x

                                                          Percentage                    Weighted                 Average
                                                             of                         Average      Weighted   Weighted
  Approximate                                             Aggregate      Average      Current Debt   Average    Remaining   Weighted
Range of Current             Number of      Current        Current       Current        Service      Mortgage    Term to    Average
  Debt Service               Mortgage      Principal      Principal     Principal       Coverage     Interest   Maturity    Current
Coverage Ratios                Loans        Balance        Balance       Balance         Ratio         Rate       (mos)       LTV
----------------             ---------     ---------      ----------    ---------     ------------   --------   ---------   --------
 1.00 - 1.09(b)                   4      $    6,920,398       0.4%     $  1,730,100      1.02x        6.924%      216.4      91.3%
 1.10 - 1.19                     11          72,429,060       3.9         6,584,460      1.16         7.697       128.0      78.0
 1.20 - 1.29                     51         218,347,910      11.8         4,281,332      1.26         7.413       131.0      74.4
 1.30 - 1.39                     87         547,504,851      29.5         6,293,159      1.35         7.532       127.1      69.6
 1.40 - 1.49                     61         285,264,286      15.4         4,676,464      1.43         7.261       123.0      72.3
 1.50 - 1.59                     44         211,579,107      11.4         4,808,616      1.54         7.344       125.2      70.7
 1.60 - 1.69                     30          71,959,114       3.9         2,398,637      1.65         7.346       138.6      70.7
 1.70 - 1.79                     12          74,164,433       4.0         6,180,369      1.71         7.028       133.6      52.5
 1.80 - 1.89                      8          38,794,976       2.1         4,849,372      1.82         7.898       126.8      61.3
 1.90 - 1.99                      5         170,698,662       9.2        34,139,732      1.94         6.935       117.4      57.2
 2.00 - 2.09                      1         104,748,392       5.6       104,748,392      2.06         6.772       117.0      61.7
 2.10 - 2.19                      1           8,000,000       0.4         8,000,000      2.14         7.220       112.0      49.4
 2.20 - 2.29                      3          20,305,133       1.1         6,768,378      2.27         8.616       116.5      56.1
 2.30 - 2.39                      1           1,669,271       0.1         1,669,271      2.31         7.790       238.0      59.2
 2.40 - 2.49                      1           1,395,552       0.1         1,395,552      2.41         7.130       179.0      45.8
 2.50 - 2.85                      2          24,308,138       1.3        12,154,069      2.81         9.062       117.4      60.1
                                ---      --------------     ------     ------------      -----        ------      -----      -----
Total                           322      $1,858,089,282     100.0%     $  5,770,464      1.52x        7.372%      126.1      68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.
(b)  Credit tenant loan.


------------------------------------------------------------------------------------------------------------------------------------
                                                 CUT-OFF DATE LOAN TO VALUE RATIO(a)
                                                              AGGREGATE
------------------------------------------------------------------------------------------------------------------------------------

*    Weighted Average Cut-off Date Loan to Value Ratio: 68.3%(b)

                                                          Percentage                    Weighted                Weighted
                                                             of                         Average      Weighted    Average
                                                          Aggregate      Average      Current Debt   Average    Remaining   Weighted
  Range of                   Number of      Current        Current       Current        Service      Mortgage    Term to    Average
Loan to Value                Mortgage      Principal      Principal     Principal       Coverage     Interest   Maturity    Current
   Ratios                      Loans        Balance        Balance       Balance         Ratio         Rate       (mos)       LTV
-------------                ---------     ---------      ----------    ---------     ------------   --------   ---------   --------
30.00 - 49.99                     8      $   61,974,755       3.3%     $  7,746,844      1.81x        6.871%      125.6      44.1%
50.00 - 59.99                    23         380,361,003      20.5        16,537,435      1.70         7.648       121.5      56.5
60.00 - 64.99                    33         245,764,460      13.2         7,447,408      1.87         7.275       120.5      62.2
65.00 - 69.99                    44         145,239,405       7.8         3,300,896      1.46         7.351       136.9      67.9
70.00 - 74.99                   120         558,107,171      30.0         4,650,893      1.40         7.323       129.4      72.5
75.00 - 79.99                    71         351,099,536      18.9         4,945,064      1.36         7.312       123.4      78.2
80.00 - 89.99                    21         111,968,842       6.0         5,331,850      1.29         7.397       129.9      83.1
90.00 - 99.99                     2           3,574,111       0.2         1,787,055      1.00         7.040       224.5      97.0
                                ---      --------------     ------     ------------      -----        ------      -----      -----
Total                           322      $1,858,089,282     100.0%     $  5,770,464      1.52x        7.372%      126.1      68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.
(b)  Ratio of Cut-Off Date Balance over appraised value at origination.

***
--------------------------------------------------------------------------------
                   REMAINING AMORTIZATION TERM (in months)(a)
                                    AGGREGATE
--------------------------------------------------------------------------------

                                                                                   Weighted                     Weighted
                                                  Percentage of                    Average                      Average
                                                    Aggregate       Average      Current Debt    Weighted      Remaining   Weighted
Range of              Number of      Current         Current        Current        Service        Average       Term to    Average
Amortization Terms     Mortgage     Principal       Principal      Principal       Coverage      Mortgage      Maturity    Current
(months)                Loans        Balance         Balance        Balance         Ratio        Interest        (mos)        LTV
                                                                                                   Rate
------------------------------------------------------------------------------------------------------------------------------------
 Interest Only             3      $   66,572,000       3.6%        $22,190,667        1.70x         6.843%        117.2       45.6%
131 - 150                  1           1,180,618       0.1           1,180,618        1.68          8.170         140.0       58.3
171 - 190                  6          13,612,708       0.7           2,268,785        1.37          7.143         156.0       66.5
191 - 210                  1           1,657,162       0.1           1,657,162        1.20          6.970         210.0       78.9
211 - 230                  4           7,957,917       0.4           1,989,479        1.21          7.666         223.5       84.2
231 - 250                 51         141,418,051       7.6           2,772,903        1.46          7.441         219.9       68.7
251 - 270                  2          11,303,406       0.6           5,651,703        1.32          7.327         248.9       77.1
271 - 290                  5          18,967,814       1.0           3,793,563        1.36          8.210         119.9       75.8
291 - 310                 94         542,975,024      29.2           5,776,330        1.66          7.447         116.9       65.7
311 - 330                  3         116,284,819       6.3          38,761,606        1.39          8.424         111.2       57.9
331 - 360                152         936,159,762      50.4           6,158,946        1.48          7.210         117.1       72.3
                         ---      --------------    ------         -----------        ----          -----         -----       ----
Total                    322      $1,858,089,282     100.0%       $  5,770,464        1.52x         7.372%        126.1       68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.


--------------------------------------------------------------------------------
                           CURRENT MORTGAGE RATES(a)
                                    AGGREGATE
--------------------------------------------------------------------------------

                                                                                   Weighted                  Weighted
                                                    Percentage of                   Average     Weighted      Average
                                                      Aggregate       Average    Current Debt    Average     Remaining
                        Number of       Current        Current        Current       Service     Mortgage      Term to     Weighted
  Range of Mortgage      Mortgage      Principal      Principal      Principal     Coverage     Interest     Maturity      Average
  Rates                   Loans         Balance        Balance        Balance        Ratio        Rate         (mos)       Current
                                                                                                                             LTV
  ----------------------------------------------------------------------------------------------------------------------------------
  6.160% - 6.999%           39     $   474,213,120       25.5%      $12,159,311       1.78x       6.822%       121.0         62.5%
   7.000 - 7.499           183        883,700,725        47.6         4,828,966       1.40        7.250        124.3         72.4
   7.500 - 7.999            77        236,630,349        12.7         3,073,121       1.50        7.678        156.5         69.6
   8.000 - 8.499            17        115,469,823         6.2         6,792,343       1.40        8.219        113.8         71.2
   8.500 - 8.999             4        116,637,027         6.3        29,159,257       1.39        8.512        114.1         57.8
   9.000 - 9.499             2          31,438,237        1.7        15,719,119       2.66        9.470        117.0         59.5
                         -----     ---------------    -------        ----------       ----        -----        -----         ----
  Total                    322     $1,858,089,282       100.0%     $  5,770,464       1.52x       7.372%       126.1         68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

--------------------------------------------------------------------------------
                              AMORTIZATION TYPES(a)
                                    AGGREGATE
--------------------------------------------------------------------------------

                                                                                     Weighted
                                                     Percentage of                    Average    Weighted      Weighted
                                                       Aggregate       Average     Current Debt  Average       Average     Weighted
                       Number of                        Current        Current        Service    Mortgage     Remaining    Average
                       Mortgaged        Current        Principal      Principal      Coverage    Interest      Term to     Current
Amortization Type        Loans         Principal        Balance        Balance         Ratio        Rate       Maturity       LTV
                                        Balance                                                                 (mos)
------------------------------------------------------------------------------------------------------------------------------------
Balloon                   248         $1,195,029,962       64.3%    $ 4,818,669         1.46x       7.487%      116.7         69.6%
Fully Amortizing           55            153,209,421        8.3       2,785,626         1.43        7.403       232.2         70.5
Hyperamortizing            19            509,849,899       27.4      26,834,205         1.73        7.093       116.4         64.5
                         ----         --------------     ------      ----------         ----        -----       -----         ----
Total                     322         $1,858,089,282      100.0%    $  5,770,464        1.52x       7.372%      126.1         68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.


--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
                                 LOAN GROUP ONE
--------------------------------------------------------------------------------

                                                          Percentage                   Debt      Weighted     Weighted
                                                              of         Current      Service     Average     Average
                            Number of                     Aggregate     Principal    Coverage    Mortgage    Remaining    Weighted
                            Mortgaged       Current        Current       Balance       Ratio     Interest     Term to      Average
Amortization Type             Loans    Principal Balance  Principal      Average     Weighted      Rate       Maturity   Current LTV
                                                           Balance                    Average
------------------------------------------------------------------------------------------------------------------------------------
Balloon                        116      $  580,540,320       48.1%    $ 5,004,658       1.50x     7.5373%        118.5      67.4%
Fully Amortizing                55         153,209,421       12.7       2,785,626       1.43      7.4031         232.2      70.5
Hyperamortizing                 15         474,115,923       39.3      31,607,728       1.75      7.0773         116.3      63.5
                                --         -----------       ----      ----------       ----      ------         -----      ----
Total                          186      $1,207,865,664      100.0%    $ 6,493,901       1.57x     7.3397%        132.0      66.7%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
                                 LOAN GROUP TWO
--------------------------------------------------------------------------------

                                                          Percentage                   Debt      Weighted     Weighted
                                                              of         Current      Service     Average     Average
                            Number of                     Aggregate     Principal    Coverage    Mortgage    Remaining    Weighted
                            Mortgaged       Current        Current       Balance       Ratio     Interest     Term to      Average
Amortization Type             Loans    Principal Balance  Principal      Average     Weighted      Rate       Maturity   Current LTV
                                                           Balance                    Average
------------------------------------------------------------------------------------------------------------------------------------
Balloon                        133      $614,489,642         94.5%    $ 4,620,223       1.42x      7.4401%     115.1        71.7%
Hyperamortizing                  4        35,733,976          5.5       8,933,494       1.34       7.3058      117.9        78.9
                                 -        ----------          ---       ---------       ----       ------      -----        ----
Total                          137      $650,223,618        100.0%    $ 4,746,158       1.42x      7.4328%     115.2        72.7%
------------------------------------------------------------------------------------------------------------------------------------

AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)


--------------------------------------------------------------------------------
          DISTRIBUTION OF REMAINING TERM TO MATURITY (in months)(a)(b)
                                    AGGREGATE
--------------------------------------------------------------------------------

                                                                                                               Weighted
                                                     Percentage of                    Weighted     Weighted     Average
                                                       Aggregate       Average        Average       Average    Remaining   Weighted
Range of Remaining      Number of       Current         Current        Current      Current Debt   Mortgage     Term to     Average
Term to Maturity        Mortgage       Principal       Principal      Principal       Service      Interest    Maturity     Current
(months)                  Loans         Balance         Balance        Balance        Coverage       Rate        (mos)        LTV
                                                                                       Ratio
------------------------------------------------------------------------------------------------------------------------------------
69 - 84                      4      $    35,215,338        1.9%        $8,803,835        1.22x        7.831%       74.1       77.5%
85 - 121                   253       1,626,508,777        87.5          6,428,888        1.55         7.356       116.1       67.7
133 - 200                   16          53,515,610         2.9          3,344,726        1.33         7.427       172.1       73.1
201 - 240                   46         127,401,542         6.9          2,769,599        1.43         7.446       235.1       70.3
241 - 251                    3          15,448,016         0.8          5,149,339        1.34         7.220       248.9       76.2
                         -----          ----------         ---          ---------        ----         -----       -----       ----
Total                      322      $1,858,089,282       100.0%        $5,770,464        1.52x        7.372%      126.1       68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

(b) "Maturity" means the stated maturity date or, with respect to any Hyper-Amortization Loan, its Anticipated Repayment Date.


--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERM TO MATURITY
                                 LOAN GROUP ONE
--------------------------------------------------------------------------------

                                                          Percentage                   Debt      Weighted     Weighted
                                                              of         Current      Service     Average     Average
                            Number of                     Aggregate     Principal    Coverage    Mortgage     Original    Weighted
Range of Remaining Term     Mortgage        Current        Current       Balance       Ratio     Interest     Term to      Average
to Maturity (months)          Loans    Principal Balance  Principal      Average     Weighted      Rate       Maturity   Current LTV
                                                           Balance                    Average
------------------------------------------------------------------------------------------------------------------------------------
69 - 84                          3     $    24,535,738        2.0%     $8,178,579       1.20x     8.0489%       71.1          76.7%
85 - 121                       118         986,964,759       81.7       8,364,108       1.64      7.3055       116.2          64.9
133 - 200                       16          53,515,610        4.4       3,344,726       1.33      7.4266       172.1          73.1
201 - 240                       46         127,401,542       10.6       2,769,599       1.43      7.4463       235.1          70.3
241 - 251                        3          15,448,016        1.3       5,149,339       1.34      7.2199       248.9          76.2
                                 -          ----------        ---       ---------       ----      ------       -----          ----
Total                          186      $1,207,865,664      100.0%     $6,493,901       1.597x    7.3397%      132.0          66.7%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERM TO MATURITY
                                 LOAN GROUP TWO
--------------------------------------------------------------------------------

                                                          Percentage                   Debt      Weighted     Weighted
                                                              of         Current      Service     Average     Average
                            Number of                     Aggregate     Principal    Coverage    Mortgage     Original    Weighted
Range of Remaining Term     Mortgage        Current        Current       Balance       Ratio     Interest     Term to      Average
to Maturity (months)          Loans    Principal Balance  Principal      Average     Weighted      Rate       Maturity   Current LTV
                                                           Balance                    Average
------------------------------------------------------------------------------------------------------------------------------------
81 - 84 months                   1      $ 10,679,600          1.6%    $10,679,600       1.26x     7.3300%       81.0        79.4%
85 - 121 months                136       639,544,018         98.4       4,702,530       1.42      7.4345       115.8        72.0
                               ---       -----------         ----     -----------       ----      ------       -----        ----
Total                          137      $650,223,618        100.0%    $ 4,746,158   1.42x         7.4328%      115.2        72.7%
------------------------------------------------------------------------------------------------------------------------------------

AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)


--------------------------------------------------------------------------------
                             YEAR OF ORIGINATION(a)
                                    AGGREGATE
--------------------------------------------------------------------------------

                                                                                                               Weighted
                                                                                                 Weighted      Average
                                                Percentage of       Average        Weighted       Average     Remaining   Weighted
                     Number of     Current        Aggregate         Current         Average      Mortgage      Term to    Average
Origination Year     Mortgaged    Principal        Current         Principal     Current Debt    Interest     Maturity    Current
                       Loans       Balance        Principal         Balance         Service        Rate         (mos)        LTV
                                                   Balance                      Coverage Ratio
------------------------------------------------------------------------------------------------------------------------------------
1998                     308     $1,651,740,610       88.89%      $  5,362,794        1.55x         7.273%      125.1         68.9%
1997                      14        206,348,672       11.11         14,739,191        1.34          8.169       134.2         63.7
                        ----     --------------     -------         ----------        ----          -----       -----         ----
Total                    322     $1,858,089,282      100.00%      $  5,770,464        1.52x         7.372%      126.1         68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

                              COLLATERAL TERM SHEET
                               Americold Pool Loan

Loan Information

Principal Balance (1):          Original       Cut-Off Date (2)
                             $ 148,500,000       $ 147,797,179

Origination Date:          April 22, 1998

Interest Rate:             6.894% (Act/360)

Amortization:              25 years

Hyperamortization:         After the ARD,  interest rate increases to 8.894% and
                           all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero

Anticipated Repayment
Date ("ARD"):              May 11, 2008

Maturity Date:             May 11, 2023

The Borrower/Sponsor:      Americold Real Estate, L.P., a limited-purpose entity
                           affiliated with Vornado Realty L.P. and Crescent Real
                           Estate Equities Company

Call Protection:           Two-year   prepayment   lockout   from  the  date  of
                           securitization    with   U.S.   Treasury   defeasance
                           thereafter until one payment date prior to the ARD

Cut-Off Date
Loan/SF (3):               $50

Up-Front Reserves (3):     Deferred Maintenance:  $1,948,178

Ongoing Reserves (3):      CapEx:  $6,534,838/year
                           Low Debt Service: cash flow in excess of debt service is escrowed if the DSCR falls below 1.25x.

Collection Account:        Hard Lockbox

Cross-Collateralization/
Default:                   Yes

Partner Loans:             None

Property Information

Single Asset/Portfolio:    Portfolio of 29 assets

Property Type:             Refrigerated Distribution / Warehouse

Property Location by
Allocated
Loan Amount:
[GRAPHIC OMITTED]

[Pie Chart indicating:

OR   19.13%
WA   17.23%
PA   11.06%
ID   10.65%
WI   9.18%
MA   8.55%
CA   6.65%
UT   5.34%
IL   4.73%
IA   3.68%
GA   2.06%
CO   1.19%
FL   0.55%]

Years Built:                1946-1996

The Collateral:             29 cold storage warehouses

                            SF: 7,183,998
                            Cubic Feet:   155,507,330

Property Management:       Americold Corporation (dba Americold Logistics)

1997 Net Operating
Income (3):                $56,460,577

Underwritten Net
Cash Flow (3):             $48,889,852

Appraised Value:           $520,600,000

Appraised By:              Landauer Associates

Appraisal Date:            March 1, 1998

Cut-Off Date LTV (3):      56.7%

DSCR (4):                  1.94x
-----------------------
(1) A single note, representing 50% of the $297,000,000 loan (Note B), is being contributed to the trust, the other 50% note (Note A) was securitized in GS Mortgage Securities Corporation II's Commercial Mortgage Pass-Through Certificates, Series 1998-GL II. Notes A & B are pari-passu.

(2)  October 1, 1998 (after giving effect to the payment due October 11, 1998).

(3)  Assuming a $295,594,358  Cut-Off Date Loan Amount  (combined  Notes A & B).

(4)  Based on Underwritten Net Cash Flow and the actual loan constant.


                              Property Description

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Built /
     Property                 Location                 Property Type         Renovated         Square Footage        Cubic Footage
------------------------------------------------------------------------------------------------------------------------------------
1.    Ash Street              Denver, CO             Regional                1976/1980            114,222               2,750,000
                                                     Distribution
2.    Bettendorf              Bettendorf, IA         Regional                1973/1977            336,000               8,848,000
                                                     Distribution
3.    Boston                  Boston, MA             Regional                   1969              188,007               3,067,994
                                                     Distribution
4.    Burley                  Burley, ID             Captive Production      1959/1996            277,626              10,722,101
5.    Burlington              Burlington, WA         Captive Production      1965/1968            194,000               4,655,000
6.    Clearfield              Clearfield, UT         National                1973/1978            358,400               8,601,600
                                                     Distribution
7.    Connell                 Connell, WA            Captive Production      1969/1971            235,200               5,644,800
8.    Main Street             Gloucester, MA         Regional Production     1961/1973             63,952               1,862,768
9.    Fogelsville             Fogelsville, PA        National                1976/1997            683,914              21,623,336
                                                     Distribution
10.   Ft. Dodge               Fort Dodge, IA         Regional                1979/1980            155,811               3,739,464
                                                     Distribution
11.   Hermiston               Hermiston, OR          Captive Production         1975              168,000               4,032,000
12.   Jesse St.               Los Angeles, CA        National                1954/1980            141,600               2,682,400
                                                     Distribution
13.   Lois Avenue             Tampa, FL              Regional                   1953               21,820                 400,000
                                                     Distribution
14.   Milwaukie               Milwaukie, OR          Regional                1958/1986            163,026               4,688,624
                                                     Distribution
15.   Moses Lake              Moses Lake, WA         Captive Production      1967/1979            302,400               7,257,600
16.   Nampa                   Nampa, ID              Regional Production     1946/1974            364,000               7,981,000
17.   Plant City              Plant City, FL         Regional Production        1956               33,600                 750,000
18.   Plover                  Plover, WI             Captive Production      1978/1981            384,400               9,363,200
19.   Rail Road Ave.          Gloucester, MA         Regional Production        1964               11,923                 270,480
20.   Rochelle                Rochelle, IL           National                   1995              179,712               6,020,352
                                                     Distribution
21.   Rogers St.              Gloucester, MA         Regional Production        1967               96,606               2,823,256
22.   Rowe Square             Gloucester, MA         Regional Production     1955/1969             74,713               2,387,465
23.   Salem                   Salem, OR              Regional Production     1963/1981            498,400              12,487,600
24.   Southgate               Atlanta, GA            National                   1996              100,714               3,726,418
                                                     Distribution
25.   Turlock 2               Turlock, CA            Regional Production        1985              106,400               3,024,000
26.   Walla Walla             Walla Walla, WA        Regional Production     1960/1968            140,000               3,136,000
27.   Wallula                 Wallula, WA            Captive Production         1981               40,000               1,200,000
28.   Watsonville             Watsonville, CA        Captive Production         1985              185,980               5,448,500
29.   Woodburn                Woodburn, OR           Regional Production     1952/1979            277,440               6,313,372
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                      5,897,736             155,507,330
====================================================================================================================================

                              Property Description

------------------------------------------------------------------------------------------------------------------------------------
                       Cut-Off Date Allocated                                 Wtd. Avg.             Underwritten
     Property                Loan Amount           Appraised Value      Cut-Off Date LTV (1)       Net Cash Flow           DSCR
====================================================================================================================================
1.    Ash Street         $    1,760,166           $    6,200,000                  56.8%          $     462,849               1.55x
2.    Bettendorf              4,088,128               14,400,000                  56.8               1,088,267               1.57
3.    Boston                  2,100,844                7,400,000                  56.8                 606,267               1.70
4.    Burley                  9,964,811               35,100,000                  56.8               4,653,746               2.75
5.    Burlington              4,485,585               15,800,000                  56.8               1,783,553               2.34
6.    Clearfield              7,892,358               27,800,000                  56.8               3,016,924               2.25
7.    Connell                 6,501,259               22,900,000                  56.8               2,368,940               2.14
8.    Main Street             2,356,352                8,300,000                  56.8                 714,605               1.78
9.    Fogelsville            16,352,512               57,600,000                  56.8               2,139,954               0.77
10.   Ft. Dodge               1,348,514                4,750,000                  56.8                 346,861               1.51
11.   Hermiston               6,671,598               23,500,000                  56.8               2,739,870               2.41
12.   Jesse St.               2,072,454                7,300,000                  56.8                 685,951               1.95
13.   Lois Avenue               127,754                  450,000                  56.8                  67,936               3.13
14.   Milwaukie               5,365,668               18,900,000                  56.8               2,131,188               2.34
15.   Moses Lake              9,709,303               34,200,000                  56.8               3,561,526               2.16
16.   Nampa                   5,791,515               20,400,000                  56.8                 680,270               0.69
17.   Plant City                681,355                2,400,000                  56.8                 186,202               1.61
18.   Plover                 13,570,313               47,800,000                  56.8               5,024,753               2.18
19.   Rail Road Ave.            652,965                2,300,000                  56.8                 164,781               1.48
20.   Rochelle                6,983,885               24,600,000                  56.8               2,872,681               2.42
21.   Rogers St.              3,463,553               12,200,000                  56.8               1,064,918               1.81
22.   Rowe Square             4,059,738               14,300,000                  56.8               1,321,472               1.91
23.   Salem                   9,255,067               32,600,000                  56.8               3,364,696               2.14
24.   Southgate               3,037,706               10,700,000                  56.8                 352,282               0.68
25.   Turlock 2               2,583,470                9,100,000                  56.8                 942,005               2.14
26.   Walla Walla             2,838,978               10,000,000                  56.8                 973,992               2.02
27.   Wallula                 1,930,505                6,800,000                  56.8                 833,766               2.53
28.   Watsonville             5,166,940               18,200,000                  56.8               2,001,777               2.28
29.   Woodburn                6,983,885               24,600,000                  56.8               2,737,821               2.30
                                                                -
------------------------------------------------------------------------------------------------------------------------------------
     Total/Weighted
     Average                $147,797,179             $520,600,000 (2)              56.8%            $48,889,852               1.94x
====================================================================================================================================

(1)  Assuming a $295,594,358 Cut-Off Date Loan Amount (combined Notes A & B).
(2)  March 1, 1998 appraisal date.

                             COLLATERAL TERM SHEET
                              Americold Pool Loan
                                  Location Map


                                [GRAPHIC OMITTED]

[Map of the United States indicatin:

WA   5
OR   4
ID   2
CA   3
UT   1
CO   1
IA   2
WI   1
IL   1
PA   1
MA   5
GA   1
FL   2]

                              COLLATERAL TERM SHEET
                                 AIMCO Pool Loan


------------------------------------------------------------------
Principal Balance:           Original       Cut-Off Date  (1)
                           $110,000,000       $109,149,602

Origination Date:          December 29, 1997 (Amendment Date)

Interest Rate:             8.50% (Act / 360)

Term / Amortization:       120 Months / 319 months

Hyperamortization:         None

Anticipated Repayment
Date ("ARD"):              NA

Maturity Date:             January 1, 2008

The Borrower /
Sponsor (2):               VMS   National   Properties,   an  Illinois   general
                           partnership   formed  for  the   purpose  of  owning,
                           operating,  maintaining  and managing the Properties.
                           The   Borrower  is   ultimately   owned  by  Insignia
                           Financial Group which was recently acquired by AIMCO

Call Protection:           Nine-year   prepayment   lockout  from  the  date  of
                           origination; freely prepayable thereafter

Cut-Off Date Loan / Unit:  $36,887 / unit

Reserves:                  Upfront Cap Ex Reserve:  $2,046,765
                           Ongoing  Cap  Ex  Reserve:   Monthly,  in  an  amount
                           equivalent to 1/12th of $300 / unit

Collection Account:        None

Cross-Collateralization /
Cross-Default:             Yes / No

Mezzanine Debt:            $30,403,848  (as of the Cut-Off Date) second mortgage
                           financing, payable from free cash flow only

Phantom Debt:              $42,224,512  (as of the Cut-Off  Date)  arising  from
                           debt forgiven pursuant to a previously approved bankruptcy reorganization plan. Assuming the Senior
                           Debt and the Mezzanine Debt are repaid as agreed at maturity, Phantom Debt will be extinguished. Phantom
                           Debt becomes due and payable after an event of default

Single Asset / Portfolio:  Portfolio of 15 assets

Property Type:             Multi-Family

Property Location by
Allocated Loan Amount:
[GRAPHIC OMITTED]

[Pie Chart indicating:

West      71.3%
Midwest   12.8%
Southeast  4.7%
East      11.2%

Years Built:               1968 - 1978

The Collateral:            15  multifamily  properties  located  in  California,
                           Arizona, Oregon, Texas, Indiana, Arkansas, Louisiana,
                           Nebraska and Maryland Units: 2,959

Property Management:       Insignia Residential Group, L.P.

Underwritten Net
Cash Flow:                 $14,695,605

Appraised Value:           $178,350,000

Appraised By:              Crosson Dannis, Inc.

Appraisal Date:            September, 1998

Senior
Cut-Off Date LTV (3):      61.2%

Combined
Cut-Off Date LTV (3):      78.2%

Senior DSCR (4)(5):        1.39x

(1)  October 1, 1998 (after giving effect to the payment due October 1, 1998).
(2) VMS National Properties is currently ultimately owned by Insignia Financial Group (NYSE: IFS), Insignia merged with Apartment Investment & Management Co. (AIMCO, NYSE: AIV), creating the largest manager of apartment communities in the US
(3) Calculated using Senior Principal Balance as of the Cut-Off Date and Appraised Value
(4) Calculated using Senior Principal Balance and Mezzanine Principal Balance as of the Cut-Off Date and Appraised Value
(5) Calculated using Underwritten Net Cash Flow and the actual senior loan constant.

                              COLLATERAL TERM SHEET
                          AIMCO Multifamily Pool Loan

                              Property Description

------------------------------------------------------------------------------------------------------------------------------------
                                                              Cut-Off Date
                                                 Year Built/    Allocated      Appraised     Cut-Off Date   Underwritten
          Property                Location        Renovated    Loan Amount     Value (1)         LTV       Net Cash Flow     DSCR
====================================================================================================================================
Scotchollow Apts.           San Mateo, CA            1971    $  29,312,804  $   55,500,000       52.8%     $  4,353,732      1.54x
Pathfinder Apts.            Fremont, CA              1971       13,543,952      26,000,000       52.1         1,761,592      1.35
Towers of Westchester       College Park, MD         1968       12,191,075      17,000,000       71.7         1,575,196      1.34
Mountain View Apts.         San Dimas, CA            1978        7,200,564      10,650,000       67.6           968,936      1.39
North Park Apts.            Evansville, IN         1970/74       6,290,057       8,400,000       74.9           816,008      1.34
Forest Ridge Apts.          Flagstaff, AZ          1968/75       5,935,726       8,600,000       69.0           757,292      1.32
Crosswood Park Apts.        Citrus Heights, CA       1977        5,601,533      10,000,000       56.0           864,990      1.60
Buena Vista Apts.           Pasadena, CA             1973        4,983,690       8,500,000       58.6           696,815      1.45
Terrace Garden Townhomes    Omaha, NE                1971        4,466,847       6,250,000       71.5           598,065      1.39
Casa De Monterey            Norwalk, CA              1970        4,126,447       5,700,000       72.4           440,107      1.10
The Bluffs Apts.            Milwaukie, OR            1969        3,746,170       5,925,000       63.3           523,941      1.45
Vista Village Apts.         El Paso, TX              1971        3,341,728       3,650,000       91.6           236,604      0.73
Chapelle La Grande          Merrillville, IN         1973        3,228,160       4,300,000       75.1           380,549      1.22
Watergate Apts.             Little Rock, AR          1973        2,915,638       4,500,000       64.8           368,468      1.31
Shadow-Wood Apts.           Monroe, LA               1974        2,265,209       3,350,000       67.6           353,310      1.61
------------------------------------------------------------------------------------------------------------------------------------
Total/ Wtd. Avg.                                  1968-1978   $109,149,600    $178,350,000       61.2%      $14,695,605      1.39x
====================================================================================================================================

(1)  September 1998 Appraisal Date


                              Property Description

------------------------------------------------------------------------------------------------------------------------------------
                               8/31/1998        Number      Avg. Rental       % One          % Two         % Three
          Property             Occupancy       of Units     Rate / Unit      Bedroom        Bedroom        Bedroom       % Other
====================================================================================================================================
Scotchollow Apts.                 97.0%          418          $1,336          74.6%          16.8%            -             8.6
Pathfinder Apts.                  97.0           246           1,221           -             57.7            42.3%           -
Towers of Westchester Apts.       98.0           301             981          59.8           40.2             -              -
Mountain View Apts.               99.4           168             913           -             73.8            26.2            -
North Park Apts.                  98.9           284             525          47.9           52.1             -              -
Forest Ridge Apts.                91.0           278             636          60.4           34.5             5.1            -
Crosswood Park Apts.              95.0           180             792          36.7           51.7            11.7            -
Buena Vista Apts.                 98.9            92           1,090          55.4           44.6             -              -
Terrace Garden Townhomes          95.0           126             773           -             50.0            50.0            -
Casa De Monterey Apts.            95.8           144             681          77.8           22.2             -              -
The Bluffs Apts.                  97.1           137             586          63.4           36.6             -              -
Vista Village Apts.               96.0           220             549          38.6           61.4             -              -
Chapelle La Grande Apts.          92.0           105             721          53.3           46.7             -              -
Watergate Apts.                   88.0           140             610          20.0           50.0            30.0            -
Shadow-Wood Apts.                 97.0           120             543          53.4           20.0            23.3           3.3
------------------------------------------------------------------------------------------------------------------------------------
Total / Wtd. Avg.                 96.0%        2,959         $   797          44.4%          41.8%           10.9%          2.9
====================================================================================================================================

                             COLLATERAL TERM SHEET
                          AIMCO Multifamily Pool Loan

                                  Location Map


                                [GRAPHIC OMITTED]

[Map of the United States indicating:

OR   1
CA   6
AZ   1
NE   1
TX   1
AR   1
LA   1
IN   2
MD   1]

                              COLLATERAL TERM SHEET

                    Entertainment Properties Trust Pool Loan


Loan Information

Principal Balance:            Original         Cut-Off Date (1)
                           $105,000,000           $104,845,860

Origination Date:          June 29, 1998

Interest Rate:             6.772% (Act/360)

Amortization:              30 years

Hyperamortization:         After the ARD,  the  interest  rate  increases to the
                           greater of: (i) 8.772%, and (ii) the 10 Yr UST as of the ARD plus 2.0%. After the ARD, all excess cash flow is used to reduce outstanding principal balance;
                           the additional 2% interest is accrued until principal balance is zero

Anticipated Repayment
Date ("ARD"):              July 11, 2008

Maturity Date:             June 11, 2028

The Borrower/Sponsor:      EPT DownREIT II, a bankruptcy remote, special-purpose
                           Missouri  corporation  wholly-owned by  Entertainment
                           Properties Trust (NYSE: EPR)

Call Protection:           Two-year   prepayment   lockout   from  the  date  of
                           securitization    with   U.S.   Treasury   defeasance
                           thereafter until the ARD

Cut-Off Date Loan/NRSF:    $126

Reserves:                  Cap Ex Reserve:  Monthly,  in an amount equivalent to
                           1/12th of the product of $0.10/SF and 834,720 USF
                           Low Debt Service Reserve: Cash flow in excess of debt
                           service is  escrowed if annual net  operating  income
                           falls below 85% of NOI at Closing
                           Master Lease  Rollover  Reserve:  Upon  assignment by
                           Borrower of two (2) or more master leases (subject to
                           Lender  approval  and  rating  agency   affirmation),
                           Borrower shall deposit an amount equal to the product of $5.00/USF and the usable square footage of each property subject to an assigned master lease

Collection Account:        Hard lockbox

Cross-Collateralization
/ Cross-Default:           Yes

Partner Loans:             None

Property Information

Single Asset/Portfolio:    Portfolio of eight assets

Property Type:             Megaplex Movie Theatre Complexes

Property Location by
Allocated Loan Amount:

            [GRAPHIC OMITTED]

[Pie Chart indicating:

CA   44.0%
TX   37.4%
MO   10.9%
OH    7.7%]


Years Built:               1995 - 1997

The Collateral:            Eight  net-leased  megaplex  movie theatre  complexes
                           located in California, Texas, Missouri and Ohio

                            Screens:                   184
                            Seats:                  35,445
                            NRSF:                  834,720

Net Lease Lessee:          American  Multi-Cinema,  Inc.,  an  affiliate  of AMC
                           Entertainment Inc. (NYSE: AEN)

Underwritten Net
Operating Income:          $17,083,500

Underwritten
Net Cash Flow:             $17,000,028

Appraised Value:           $169,900,000

Appraised By:              Cushman & Wakefield

Appraisal Date:            May & June 1998

Cut-Off Date LTV:          61.7%

UWNCF DSCR (5):            2.06x
------------
(1)  October 1, 1998 (after giving effect to the payment due October 11, 1998).
(2)  Calculated using Underwritten Net Cash Flow and the actual loan constant.



                              Property Description

                                                                       Cut-Off Date                  Wtd. Avg. Underwritten
                                                Number of  Number of    Allocated    Appraised Value Cut-Off   Net Cash Flow
Theatre Complex         Location         Built   Screens     Seats     Loan Amount                   Date LTV                 DSCR
------------------------------------------------------------------------------------------------------------------------------------
AMC Promenade 16        Los Angeles, CA   1996       16       2,860     $19,164,043    $31,000,000       61.8%   $2,979,518    1.97x
AMC Ontario Mills 30    Los Angeles, CA   1996       30       5,496      17,000,361     27,500,000       61.8     2,643,347    1.97
AMC Studio 30           Houston, TX       1997       30       6,032      16,073,068     26,000,000       61.8     2,758,385    2.18
AMC Grand 24            Dallas, TX        1995       24       5,067      12,425,718     20,100,000       61.8     1,943,183    1.99
AMC West Olive 16       St. Louis, MO     1997       16       2,817      11,498,425     18,600,000       61.8     1,862,958    2.06
AMC Huebner Oaks 24     San Antonio, TX   1997       24       4,400      10,756,592     17,400,000       61.8     1,764,900    2.08
AMC Mission Valley 20   San Diego, CA     1995       20       4,361       9,891,118     16,300,000       60.7     1,703,065    2.19
AMC Lennox 24           Columbus, OH      1996       24       4,412       8,036,354     13,000,000       61.8     1,344,674    2.12
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                              184      35,445    $104,845,860   $169,900,000(a)    61.7%  $17,000,028    2.06x
------------------------------------------------------------------------------------------------------------------------------------


                                                                        Cut-Off Date                  Wtd. Avg.  Underwritten
                                                 Number of  Number of    Allocated    Appraised Value Cut-Off      Net Cash
State                                   Built     Screens     Seats     Loan Amount                    Date LTV      Flow      DSCR
------------------------------------------------------------------------------------------------------------------------------------
California                            1995-1996       66       12,717  $  46,055,522  $ 74,800,000        61.6%    $7,325,929  2.02x
Texas                                 1995-1997       78       15,499     39,255,378    63,500,000        61.8      6,466,466  2.09
Missouri                                1997          16        2,817     11,498,425    18,600,000        61.8      1,862,958  2.06
Ohio                                    1996          24        4,412      8,036,534    13,000,000        61.8      1,344,674  2.12
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                               184       35,445   $104,845,860  $169,900,000(a)     61.7%   $17,000,028  2.06x
------------------------------------------------------------------------------------------------------------------------------------

(a)  May and June 1998 Appraisal Date.


                                  Location Map


                                [GRAPHIC OMITTED]

[Map of the United States indicating location of:

AMC Promenade       16
AMC Ontario Mills   30
AMC Mission Valley  20
AMC Huebner Oaks    24
AMC Studio          30
AMC Gravel          24
AMC Lennox          24
AMC West Olive      16

                              COLLATERAL TERM SHEET
                             Skyline City Pool Loan

Loan Information

Principal Balance             Original         Cut-Off Date (1)
                           $87,700,000             $87,502,092

Origination Date:          May 14, 1998

Interest Rate:             7.049% (Act/360)

Amortization:              30 years

Hyperamortization:         After the ARD,  the  interest  rate  increases to the
                           greater of: (i) 9.049%, and (ii) the 10 Yr UST as of the ARD plus 2.0%. After the ARD, all excess cash flow is used to reduce outstanding principal balance;
                           the additional 2% interest is accrued until principal balance is zero

Anticipated Repayment
Date ("ARD"):              August 11, 2008

Maturity Date:             June 11, 2028

The Borrowers:             Ninth  Skyline  Associates  Limited  Partnership  and
                           Fifteenth  Skyline  Associates  Limited  Partnership,
                           whose  general   partners  are   bankruptcy   remote,
                           special-purpose limited liability companies

Call Protection:           Two-year   prepayment   lockout   from  the  date  of
                           securitization    with   U.S.   Treasury   defeasance
                           thereafter until one payment date prior to the ARD

Cut-Off Date Loan / SF:    $120

Reserves:                  TI/Leasing  Commissions:   Monthly,  according  to  a
                           schedule  outlined in the Loan  Agreement,  averaging
                           $75,232 per month throughout initial term (prior to ARD)
                           Cap Ex: Monthly, in an amount equivalent to 1/12th of the product of $0.20/SF and 728,668 RSF
                           Debt Service: Monthly, in an amount sufficient to cover monthly debt service payment amount, $592,148
                           Low Debt Service: Cash flow in excess of debt service is escrowed if annual net operating income falls below $7,400,000

Collection Account:        Soft  lockbox,  springing  to hard lockbox if (i) net
                           operating income falls below $7,400,000, (ii) after ARD or (iii) after an event of default

Cross-Collateralization
/ Cross-Default:           Yes

Partner Loans:             None

Property Information

Single Asset/Portfolio:    Portfolio of two assets

Property Type:             Office

Location:                  Fairfax County, Virginia

Years Built:               1980 and 1987

Occupancy:                 97.3% (as of 8/1/98)

The Collateral (3):        One  Class  A  and  one  Class  B  office  buildings,
                           comprising approximately 728,668 SF, located in the Skyline City master planned office park in Fairfax
                           County, Northern Virginia

                           Office:                724,614 NRSF
                           Storage:                 4,054 NRSF
                                                  -------
                           Total Space:           728,668 NRSF
                           Garage Space:            1,997 spaces


         Major Tenants                      NRSF       Expiration
         -------------                      ----       ----------
         U.S. Government              410,824 SF     '99,'02, '09
         Science Applications          87,737 SF             8/03
         Birch and Davis               30,886 SF             1/00
         Booz, Allen & Hamilton        19,683 SF             3/02

Property Management:       Charles E. Smith Real Estate Services, L.P.

Underwritten
Net Operating Income:      $10,860,379

Underwritten Net
Cash Flow:                 $9,951,015

Appraised Value:           $122,600,000

Appraised By:              Cushman & Wakefield

Appraisal Date:            April 1998

Cut-Off Date LTV:          71.3%

DSCR (2):                  1.40x
-------------------
(1)  August 11, 1998.
(2)  Based on Underwritten Net Cash Flow and actual loan constant.
(3) While the Properties are currently owned by limited partnerships not directly affiliated with The Charles E. Smith companies, Charles E. Smith Commercial Realty L.P. has made an offer, by way of a private placement memorandum, to purchase the Properties in exchange for Operating Partnership units. The acquisition is expected to take place October 31, 1998.

                            Lease Expiration Schedule

Year Ending Dec. 31      Expiring SF          % of Total SF           Annualized Tenant Base Rent        % of Total Base Rent (1)
------------------------------------------------------------------------------------------------------------------------------------
MO/MO
1998                         30,674                 4.2%                        $690,579                              4.4%
1999                        119,948                16.4                        2,582,369                             16.6
2000                         56,906                 7.8                        1,188,829                              7.6
2001                         24,894                 3.4                          585,039                              3.7
2002                         91,586                12.5                        1,736,695                             11.2
2003                         97,120                13.3                        2,248,515                             14.5
2004                              -                 -                                  -                              -
2005                              -                 -                                  -                              -
2006                              -                 -                                  -                              -
2007                              -                 -                                  -                              -
Thereafter                  289,377                39.7                        6,468,649                             41.7
Vacant                       18,163                 2.7                                -                              -
------------------------------------------------------------------------------------------------------------------------------------
  Total                     728,668               100.0%                     $15,500,675                            100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total Base Rent does not include income from rooftop antennae leases totaling $408,932 per year


                                  Location Map
                                [GRAPHIC OMITTED]

[Area Map including One skyline Place, three Skyline Place and surrounding vicinity]